UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Amazon.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Amazon.com, Inc. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 25, 2010
The Proxy Statement and Annual Report are available at: http://www.proxyvoting.com/amzn

This communication is not a form of voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the complete proxy materials before voting.

If you want to receive a paper copy of these documents, you
must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 11, 2010 to facilitate timely delivery.

TO REQUEST PAPER PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) If you request paper copies, your preference will be kept on file for future mailings.
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/amzn

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Amazon.com Shareholder:

The 2010 Annual Meeting of Shareholders of Amazon.com, Inc. (the “Annual Meeting”) will be held at 9:00 a.m., Pacific Time, on Tuesday, May 25, 2010, at the Seattle Art Museum, Plestcheeff Auditorium, 1300 First Avenue, Seattle, Washington 98101, for the following purposes:

1.	To elect the seven directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010;

3.	To consider and act upon a shareholder proposal calling for the Company to make certain disclosures regarding corporate political contributions, if properly presented at the Annual Meeting; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends you vote “FOR” the election of each of the nominees to the Board, “FOR” the ratification of the appointment of Ernst & Young LLP as independent auditors, and “AGAINST” the shareholder proposal.

The Board of Directors has fixed March 29, 2010, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. This Notice of Internet Availability of proxy materials is being mailed to shareholders on or about April 14, 2010.

CONTROL NUMBER

i

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR VOTE YOUR PROXY ELECTRONICALLY.	g

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Directions to the Annual Meeting:

You can find directions to the Annual Meeting, where you may vote in person, at www.amazon.com/ir.

Meeting Location:

Seattle Art Museum

Plestcheeff Auditorium

1300 First Avenue

Seattle, Washington 98101

The following Proxy Materials are available for you to review online:

•   the Company’s Proxy Statement

•   the Company’s Annual Report on Form 10-K for the year ended December 31, 2009

To request a paper copy of the Proxy Materials: With your 11-digit control number, contact our transfer agent by:

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/amzn

The Proxy Materials for Amazon.com are available to review at:

http://www.proxyvoting.com/amzn

Make sure to have this Notice and your 11-digit control number available when you:

•   Access the Proxy Materials and vote your proxy electronically or telephonically, or

•   Request a paper copy of the Proxy Materials.

HOW TO VOTE BY INTERNET

We encourage you to review the Proxy Materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this Notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.

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